    Exhibit 10.2

AMENDMENT, dated as of June 24, 2013 (this “Amendment”) to the CREDIT AGREEMENT (as amended, restated, supplemented or otherwise modified, from time to time, the “Credit Agreement”), dated as of November 8, 2012, among ORBIT INTERNATIONAL CORP., a Delaware corporation (“Orbit”), BEHLMAN ELECTRONICS, INC., a Delaware corporation (“Behlman”), TULIP DEVELOPMENT LABORATORY, INC., a Pennsylvania corporation (“Tulip”)and INTEGRATED CONSULTING SERVICES, INC., a Kentucky corporation (“Integrated”, and together with Orbit, Behlman and Tulip, each a “Borrower” and collectively, the “Borrowers”), and PEOPLE’S UNITED BANK, a Federally chartered savings bank (the “Bank”)

RECITALS

WHEREAS, the Borrowers have requested and the Bank has agreed, subject to the terms and conditions of this Amendment, amend certain provisions of the Credit Agreement, as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Amendments.

(a)          The definition of the term “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“Maturity Date” means July 1, 2015.

(b)           Subsection (7) of Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(7) repurchases by Orbit of its Equity Securities, in an amount not in excess of $400,000, in the aggregate, in each year beginning July 1 and ending June 30 during the term hereof, unless the Bank consents to a greater amount, which consent shall not be unreasonably withheld or delayed”

(c)            Section 4.05 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

Financial Statements.  The consolidated financial statements of Orbit International Corp. and its Subsidiaries for the fiscal year ended December 31, 2012, as audited by EisnerAmper LLP, and the interim consolidated financial statements of Orbit International Corp. and its Subsidiaries for the fiscal three month period ended March 31, 2013, as prepared by management of Borrowers, copies of which have been furnished to the Bank, fairly reflect the financial condition of the Borrowers as of such dates, and since each such date there has not been a Material Adverse Change. Other than obligations and liabilities arising in the ordinary course of business, since March 31, 2013, there are no material obligations or liabilities contingent or otherwise, of the Borrowers which are required to be reflected or disclosed under GAAP, but which are not reflected or disclosed on such statements (other than obligations of Borrowers incurred in the ordinary course of business).

(d)           Section 4.06 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

Material Adverse Change. No Material Adverse Change has occurred since December 31, 2012.

2.            Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Bank of (a) this Amendment, duly executed by the Borrowers, and (b) such other documents and agreements as the Bank may require.

3.            Conforming Amendments.  The Credit Agreement and the other Loan Documents shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4.            Representations and Warranties.  The Borrowers hereby represent and warrant to the Bank as follows:

(a)           After giving effect to this Amendment (i) each of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Amendment.

(b)           Each Borrower has the power to execute, deliver and perform this Amendment and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment.  No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment by any Borrower.

(c)           The execution, delivery and performance by each Borrower of this Amendment and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment and each of the other agreements, instruments and documents to be executed in connection therewith, if any (i) have, with respect to such Borrower, been duly authorized by all requisite corporate action, (ii) will not violate  (A) any provision of law applicable to such Borrower, any rule or regulation of any Governmental Authority applicable to such Borrower or (B) the certificate of incorporation, by-laws, or other organizational documents, as applicable, of such Borrower or (C) any order of any court or other Governmental Authority binding on such Borrower or any indenture, agreement or other instrument to which such Borrower is a party, or by which such  Borrower any of its respective properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, of any nature whatsoever upon any of the property or assets of such Borrower other than as contemplated by the Credit Agreement.

(d)           This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which such Borrower is a party have been duly executed and delivered by such Borrower, as the case may be, and constitutes a legal, valid and binding obligation of such Borrower enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

(e)           The certificate of incorporation and bylaws of each Borrower, each previously delivered to the Bank on the Closing Date, have not been amended, modified, revoked or rescinded as of the date hereof.

5.            Miscellaneous.

(a)        Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

(b)         Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

(c)         The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

(d)          This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

(e)          THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6.            Reaffirmation.

The Borrowers hereby: (a) acknowledge and confirm that, except as amended by this Amendment, (i) all terms and provisions contained in the Credit Agreement and the other Loan Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Bank as security for the Borrower’s obligations under the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment; (b) reaffirm and ratify all the representations and covenants contained in each Loan Document; and (c) represent, warrant and confirm the non-existence of any offsets, defenses, or counterclaims to its obligations under the Credit Agreement and the other Loan Documents.

[next page is signature page]

IN WITNESS WHEREOF, the Borrower and the Bank have signed and delivered this Amendment as of the date first written above.

PEOPLE’S UNITED BANK

By: /s/ Raymond Fincken
Name: Raymond Fincken
Title: Senior Vice President

BORROWERS:

ORBIT INTERNATIONAL CORP.	BEHLMAN ELECTRONICS, INC.

By: /s/ David Goldman	By: /s/ David Goldman
Name: David Goldman	Name: David Goldman
Title: Chief Financial Officer	Title: Chief Financial Officer

TULIP DEVELOPMENT LABORATORY, INC.	INTEGRATED CONSULTING SERVICES, INC.

By: /s/ David Goldman	By: /s/ David Goldman
Name: David Goldman	Name: David Goldman
Title: Chief Financial Officer	Title: Chief Financial Officer